UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 16, 2021

BOTTOMLINE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25259	02-0433294
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 Corporate Drive Portsmouth, NH 03801, USA
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (603) 436-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EPAY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On December 16, 2021, Bottomline Technologies, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Project RB Parent, LLC (“Parent”) and Project RB Merger Sub, Inc., a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of Thoma Bravo Fund XV, L.P. (the “Thoma Bravo Fund”), managed by Thoma Bravo, L.P. (“Thoma Bravo”). Capitalized terms not otherwise defined have the meaning set forth in the Merger Agreement.

At the Effective Time of the Merger, each share of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”) issued and outstanding as of immediately prior to the Effective Time (other than Dissenting Shares or shares owned by Parent or Merger Sub) will be cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to $57.00, without interest thereon (the “Per Share Price”).

Parent and Merger Sub have secured committed equity financing to be provided by the Thoma Bravo Fund, the aggregate proceeds of which will be sufficient for Parent and Merger Sub to pay the aggregate merger consideration at the Closing and all related fees and expenses.

Consummation of the Merger is subject to customary closing conditions, including, without limitation, the absence of certain legal impediments, no Company Material Adverse Effect having occurred since the signing of the Merger Agreement, the expiration or termination of the required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, approval of the change in control over Bottomline Payment Services Limited by the Financial Conduct Authority in the United Kingdom, and approval by the Company’s stockholders. The parties expect the transaction to close in the second quarter of 2022.

The Company has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants regarding the operation of the business of the Company and its Subsidiaries prior to the Effective Time. The Company is also subject to customary restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to, and participate in discussions and engage in negotiations with, third parties regarding alternative acquisition proposals, with customary exceptions to allow the Company Board to exercise its fiduciary duties.

The Merger Agreement contains certain termination rights for the Company and Parent. Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $78 million. Such circumstances include where the Merger Agreement is terminated in connection with the Company accepting a Superior Proposal or due to the Company Board’s change or withdrawal of its recommendation of the Merger. This termination fee will also be payable if the Merger Agreement is terminated because the Company’s stockholders did not vote to adopt the Merger Agreement, the Merger is not consummated before the End Date (as defined below), or the Company breaches its representations, warranties or covenants in a manner that would cause the related closing conditions to not be met, and prior to any such termination, a proposal to acquire at least 50% of the Company’s stock or assets is publicly known or announced and the Company enters into an agreement for a transaction contemplated by such proposal within one year of termination and such transaction is subsequently consummated. In addition, the Company will be required to reimburse Parent for up to $5 million of its expenses associated with the transaction if the Merger Agreement is terminated because the Company’s stockholders did not vote to adopt the Merger Agreement, the Merger is not consummated before the End Date, or the Company breaches its representations, warranties or covenants in a manner that would cause the related closing conditions to not be met, in each case where the termination fee is not then payable but could potentially become payable in the future under certain circumstances.

The Merger Agreement provides that either party may specifically enforce the other party’s obligations under the Merger Agreement, provided that the Company may only cause Parent to close the transaction (and the Company may only cause Parent to draw its committed equity financing from the Thoma Bravo Fund) if the conditions to closing under the Merger Agreement for Parent’s benefit are satisfied or waived and the Company has confirmed in writing that it will consummate the Merger if such equity financing is funded.

In addition to the foregoing termination rights, and subject to certain limitations, the Company or Parent may terminate the Merger Agreement if the Merger is not consummated by December 16, 2022 (the “End Date”).

Company restricted stock awards and restricted stock unit awards outstanding as of the Effective Time will be provided at that time with an additional 30 months of time-based vesting credit (which includes the 12 months of time-based vesting credit provided under the Company’s 2019 Stock Incentive Plan), unless a holder is (1) entitled to more favorable vesting provisions under an existing award agreement or (2) within an agreed category of awards for which the 30-month credit will instead be 20 months. In addition, any performance-based vesting conditions under restricted stock awards and restricted stock unit awards outstanding as of the Effective Time will be deemed to have been met at the target levels of performance. After giving effect to this additional time-based vesting credit, vested restricted stock awards, vested stock unit awards and vested options will be cancelled at the Effective Time and converted into the right to receive the Per Share Price (less applicable withholding and any applicable exercise price in the case of options) promptly following the Effective Time. Restricted stock awards and restricted stock unit awards which remain unvested as of the Effective Time will be cancelled at that time and converted into the right to receive an amount in cash equal to the Per Share Price (less applicable withholding), which amount will vest and be payable by the Surviving Corporation, subject to the holder’s continued service with the Surviving Corporation at the same time and on the same terms, except that the additional months of time-based vesting credit described above will be applied for purposes of determining the timing of vesting and payment. None of the Company’s options will be unvested as of the Effective Time.

In connection with the execution of the Merger Agreement, which has been unanimously approved by the Company Board and recommended for approval to the Company’s shareholders, Parent and the Company have entered into a voting agreement (the “Voting Agreement”) with the directors of the Company (including the chief executive officer of the Company) and Clearfield Capital Management LP (collectively, the “Shareholders”), which collectively hold approximately 4% of the outstanding shares of Company Common Stock. Under the Voting Agreement the Shareholders agree, during the term of the Voting Agreement, to vote their shares of Company Common Stock (i) in favor of the adoption of Merger Agreement and the approval of the transactions contemplated thereby and (ii) against any alternative acquisition proposal, and not to, directly or indirectly, sell, transfer, exchange or otherwise dispose of the their shares, subject to certain limited exceptions.

The representations, warranties and covenants of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement, (ii) have been qualified by (a) subject to certain terms and conditions, matters specifically disclosed in the Company’s filings with the SEC prior to the date of the Merger Agreement and (b) confidential disclosures made to Parent and Merger Sub in the disclosure letter delivered in connection with the Merger Agreement, (iii) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, and (iv) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business.

Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Annual Reports on Form 10-K, Current Reports on Form 10-Q and other documents that the Company files with the SEC.

The foregoing description of the Merger Agreement, the Voting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement and the Voting Agreement, copies of each of which are attached hereto as Exhibit 2.1 and Exhibit 10.1, and the terms of which are incorporated herein by reference.

Item 8.01	Other Events.

On December 17, 2021, the Company issued a press release announcing entry into the Merger Agreement, a copy of which is attached as Exhibit 99.1 to the Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 16, 2021, by and among Project RB Parent, LLC, Project RB Merger Sub, Inc. and Bottomline Technologies, Inc.*

10.1	Voting Agreement, dated December 16, 2021, by and among Project RB Parent, LLC, Bottomline Technologies, Inc. and the parties thereto

99.1	Press Release issued by Bottomline Technologies, Inc. on December 17, 2021

*

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

*        *        *

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company and Thoma Bravo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the Company’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic on the Company’s business and general economic conditions; (iii) the Company’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (vii) the ability of the Company to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting the Company’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which the Company operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in a proxy statement to be filed with the U.S. Securities and Exchange Commission in connection with the proposed transaction (the “Proxy Statement”). While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, or liquidity. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file with the SEC the Proxy Statement, the definitive version of which will be sent or provided to the Company’s stockholders. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s investor relations website at https://investors.Bottomline.com or by contacting the Company’s investor relations department at the following:

Bottomline Technologies, Inc.

(603) 501-4840

investors@bottomline.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2021

BOTTOMLINE TECHNOLOGIES, INC.

By:	/s/ Eric Morgan
Name: Eric Morgan
Title: Executive Vice President and Global Controller